imprimis PHARMACEUTICALS

NASDAQ: IMMY

MARCH 2018

SAFE HARBOR

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from Imprimis Pharmaceuticals, Inc.'s (the "Company" or "Imprimis") expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; its estimates of the current and potential market size for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Imprimis expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Our compounded formulations are not FDA approved.

INTRODUCTION TO

IMPRIMIS PHARMACEUTICALS

Pharmaceutical company with 60+ composition and method patent filings

Commercialize as compounded drugs or as candidates for FDA approval through 505(b)(2) spin-outs

~80% of revenue is derived from our ophthalmology formulations

imprimis
PHARMACEUTICALS

IMPRIMIS OWNS:
COMPOUNDING COMPANIES

imprimis Rx

PARK COMPOUNDING

IMPRIMIS IS THE LARGEST SHAREHOLDER OF
FDA 505(B)(2) COMPANIES

eTon pharmaceuticals

surface PHARMACEUTICALS INC.

REVENUE PERFORMANCE (IN THOUSANDS)



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Ophthalmology Sales
Non-Ophthalmology Sales
Q1 - 2016
Q2 - 2016
Q3 - 2016
Q4 - 2016
Q1 - 2017
Q2 - 2017
Q3 - 2017
Q4 - 2017

Revenue Growth y/y	180%	149%	81%	65%	39%	40%	34%	27%
Gross Margins	49%	56%	52%	47%	45%	52%	48%	53%
Adj. E(L)BITDA	(2,516)	(2,302)	(2,882)	(2,378)	(2,846)	(1,945)	(1,643)	(794)
% of Revs. (Ophthalmic)	41%	53%	62%	61%	60%	69%	76%	79%

15 consecutive quarters of double digit revenue growth

Margins expected to hit 60%

Decreasing Adj. EBITDA losses

Increasing share of business is focused on ophthalmic drugs

imprimis Rx

OPHTHALMOLOGY

imprimis Rx VALUE CHAIN


ORDER &
PAYMENT
PRODUCTION AND
DISPENSING AT
imprimis Rx
PATIENT
MD OFFICE,
HOSPITAL OR ASC

PHYSICIAN AND INSTITUTION BENEFITS

- No insurance company, pharmacy benefit manager (PBM), wholesaler or distributor middlemen
- No formulary rejections, discount cards or rebates
- No payment submittals, investigations or PBM clawbacks
- Direct access to drug formulators to meet their needs

OPHTHALMOLOGY MARKET DATA

	OPPORTUNITY IN US	FY 2021 GOALS	WHERE WE ARE
OPHTHALMIC SURGERY	• $1 billion drug market • ~4.6M ocular surgeries and other procedures[1-14] • Demographic growth in the overall market ~6% per yr[15]	• 525,000 procedures • 13% market share • Increase revenue to >$75 per surgery by adding new products	• 400,000+ per year • ~$45 per surgery • Launched in 2014
GLAUCOMA	• $2 billion drug market • 19+ million targeted prescriptions[3] • 4 million Americans[16]	• 600,000 annual prescription equivalents • 3% prescription share • $65 per monthly prescription	• Launched in Q2-2017 • Exceeding internal refill rate goals thus far • Helped by recent addition of drug shortage formulations
DRY EYE	• $2 billion drug market • 4 million prescriptions[3] • Estimated 30 million Americans suffer from some form of dry eye[17]	• 400,000 annual prescription equivalents • 10% prescription share • $49 per monthly prescription	• Launched in Q4-2017 • Exceeding internal growth and refill rate goals thus far

FORMULATIONS FOR INDIVIDUAL PATIENTS: SIMPLE DROPS™


imprimis
imprimis
imprimis
imprimis

PROPRIETARY FORMULATIONS INCLUDE:

- Latanoprost (PA) – *preservative-free*
- Timolol (BB) + Latanoprost (PA)
- Timolol (BB) + brimonidine (AA) + dorzolamide (CAI)
- Timolol (BB) + brimonidine (AA) + dorzolamide (CAI) + latanoprost (PA)

FROM THE MEDICAL LITERATURE:

- Patient compliance decreases when a patient is prescribed more than one bottle[18]
- Greater than 50% of glaucoma patients require more than one medicine[19]
- Most FDA-approved glaucoma medications use preservatives, known to cause corneal toxicity if chronically used[20]
- Combined fixed treatments and preservative-free topical treatments should improve adherence and quality of life by simplifying instillation and tolerance of eye drops[21]

SIMPLE DROPS™ UNIQUE FEATURES:

- Combine carbonic anhydrase inhibitors (CAI), beta blockers (BB), alpha agonists (AA) and prostaglandin analogs (PA) into one formulation
- Contains no preservatives
- Cost out-of-pocket is generally lower for patient[3]

FORMULATIONS FOR INDIVIDUAL PATIENTS: TOTALTEARS™


Sterile 5.5mL Bottle
imprimis

PROPRIETARY FORMULATIONS INCLUDE:
Chondroitin sulfate + 0.1% cyclosporine
Omega-3 AR
Omega-3 AR/Doxycycline
Klarity (chondroitin sulfate + dextran)

FROM THE MEDICAL LITERATURE:

- Ocular burning/stinging is a major cause of therapy discontinuation for patients using commercial 0.05% cyclosporine eye drops[22]
- Only 10% of patients stay on Rx after one year[17]
- Some commercial dry eye medications in the U.S. use preservatives, known to cause corneal toxicity if chronically used[20]

IMPRIMIS'S 0.1% CYCLOSPORINE UNIQUE FEATURES:

- 0.1% cyclosporine is the standard of care in Europe, Japan, and Latin America[23]
- Contains no preservatives
- Formulated with Klarity – chondroitin sulfate and dextran
- Cost out-of-pocket is generally lower for patient[3]

FORMULATIONS FOR OFFICE USE: PHARMAPACK™



Shake Well
imprimis
Shake Well
imprimis

PROPRIETARY FORMULATIONS INCLUDE:

- Prednisolone acetate + gatifloxacin
- Prednisolone acetate + gatifloxacin + bromfenac
- Prednisolone acetate + bromfenac
- Midazolam + ketamine HCl + ondansetron

OCULAR SURGERY MARKET:

- ~4.6M ocular surgeries and other procedures annually in the U.S. [1-4]
- Demographic growth in the overall market averages ~6% per year[5]

CHALLENGES DOCTORS FACE:

- Patient compliance with post procedure medications
- Cost of drugs, often from multiple companies
- Call backs to MD office due to medication confusion

PHARMAPACK™ UNIQUE FEATURES:

- Intellectual property creates durability of our market position
- New formulations in 2018 to increase revenue per order/surgery
- Enables ophthalmic physicians to use a single supplier to create a customizable PharmaPack™

OTHER IMPRIMIS BUSINESSES

eTon pharmaceuticals

surface PHARMACEUTICALS INC.

PARK COMPOUNDING

eTon
pharmaceuticals

ETON PHARMACEUTICALS, INC.
SPIN-OUT



WHAT IS IT?

- 505(b)(2) company with 6 pipeline drug assets
- Spun-out of Imprimis June 2017 ($20M Series A)
- Strong management team with a history of success

WHY IS IT IMPORTANT?

- Imprimis holds passive 27% equity stake in Eton
- Mid-single digit royalty on potential sales of Imprimis contributed patent-pending drug candidates

WHAT IS THE OPPORTUNITY?

- 3.5M shares ownership interest
- Royalty opportunity for the following candidates:
  - Synthetic corticotropin: infantile spasms
  - Injectable pentoxifylline: peyronie's disease

surface
PHARMACEUTICALS INC.

SURFACE PHARMACEUTICALS, INC.
SUBSIDIARY


Sterile 10ml Bottle
Klarity®
Preservative-Free
Ophthalmic Solution
surface



WHAT IS IT?

- 505(b)(2) company with three pipeline drug assets
- Focus on ocular surface disease market (Dry Eye)
- Strong management and Board of Directors team with a history of success
- May pursue spin-off transaction similar to Eton

WHY IS IT IMPORTANT?

- Surface is a subsidiary of Imprimis
- Single digit royalty on potential sales of Imprimis contributed drug candidates targeting the three areas of dry eye disease: chronic, episodic and refractory

WHAT IS THE OPPORTUNITY?

- 3.5M common stock ownership interest in Surface by Imprimis
- Royalty opportunity for three unique drug candidates for up to five separate indications, each with a billion dollar market opportunity

PARK COMPOUNDING

21% OF Q4-2017 REVENUES


Ascorbic Acid P-F
500mg/ml Injection



PARK COMPOUNDING, INC. SUBSIDIARY

WHAT IS IT?

- Wholly owned subsidiary
- Focused on patient-specific customized drugs
- Incubator of new drug formulation ideas from physician customers

WHY IS IT IMPORTANT?

- Large, growing and loyal customer base
- Cash flow generating revenues
- Responsible for research and development of the drugs spun out into Eton and Surface

WHAT IS THE OPPORTUNITY?

- Add new products and expand customer base
- Focus on higher volume and chronic care formulations
- Continue to incubate innovation

SUMMARY

imprimis PHARMACEUTICALS — VALUE SUMMARY

ONE OF THE LARGEST OPHTHALMOLOGY COMPOUNDING BUSINESSES IN THE US

- Disrupting US ophthalmic drug markets with novel compounded formulations
  - Ophthalmic Surgery $1B existing drug market
  - Glaucoma $2B+ existing drug market
  - Dry Eye $2B existing drug market
- Over 2,000 ophthalmology customers and growing

PRODUCTS AND MARKET SHARE

- IP focused; 60+ patents or pending patents (US & Int'l) for our formulations
- 4 years of consistent growth in ophthalmology compounding market
- Products offer unique value propositions at lower costs

GROWTH AND PROFITABILITY

- Strong revenue growth from new formulations expected in 2018
- Plans to significantly expand average revenue per order/surgery during 2018
- Management team focused on near term profitability
- FDA registered cGMP 503B outsourcing facility increases efficiency

BALANCE SHEET VALUE FROM SUBSIDIARIES AND SPIN-OUTS

- Cash flow generating subsidiary, ownership / royalty interest in two 505(b)(2) companies
  - Park Compounding: drug formulation incubator with cash flow generating revenues
  - Eton Pharma: Billion dollar market potential and a strong management team
  - Surface Pharma: Billion dollar market potential and a strong management team

COMPANY PROFILE

TRADING SYMBOL: **NASDAQ: IMMY**	PRICE PER SHARE (3-5-2018): **$1.99**	STOCK PRICE RANGE (52-WEEK): **$1.35 - $4.69**
AVG. DAILY Q4 TRADING VOLUME: **595,000 SHARES**	MARKET CAP: **$41 MILLION**	SHARES OUTSTANDING: **20.7 MILLION**
INSIDER BENEFICIAL OWNERSHIP: **13%** *PARTICIPATION BY CEO, CFO, DIRECTOR IN DEC 2016 FINANCING	CORPORATE HEADQUARTERS: **SAN DIEGO, CA**	PRODUCTION FACILITIES: **IRVINE, CA & LEDGEWOOD, NJ**

REFERENCES AND APPENDIX

REFERENCES

1. Market Scope, LLC, Comprehensive Report on the Global IOL Market (2013, May).
2. Number of LASIK surgeries in the United States from 1996 to 2020. Retrieved February 9, 2016 from https://www.statista.com/statistics/271478/number-of-lasik-surgeries-in-the-us/
3. Imprimis Pharmaceuticals internal business data, including IMS data, 2015-2017
4. IMV Medical Information Division, Inc. Benchmark Report MR2013 (2013, July). Retrieved December 15, 2016.
5. Endodontic Facts by the American Association of Endodontists. (n.d.). Retrieved January 07, 2017, from http://www.aae.org/about-aae/news-room/endodontic-facts.aspx
6. Friedman, J. W. (2007, September). The Prophylactic Extraction of Third Molars: A Public Health Hazard. Retrieved January 08, 2017, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC1963310/
7. US Market Report Suite for Gastrointestinal Endoscopic Devices 2017 - MedSuite. (2016, August 01). Retrieved January 08, 2017, from https://www.idataresearch.com/product/us-market-report-suite-for-gastrointestinal-endoscopic-devices-2017-medsuite/
8. Allen, A. (2007). Vasectomy Risks and Benefits. Retrieved November 08, 2016, from http://www.webmd.com/men/features/vasectomy-risks-benefits
9. Elmore, J. G., MD, Longton, G. M., MS, & Carney, P. A., PhD. (2015, March 17). Diagnostic Concordance in Interpreting Breast Biopsies. Retrieved January 08, 2017, from http://jamanetwork.com/journals/jama/fullarticle/2203798
10. Voigt, J., & Mosier, M. (2013, September). A powered bone marrow biopsy system versus manual methods: a systematic review and meta-analysis of randomised trials. Retrieved January 08, 2017, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3756462/
11. Irwin, K. (2012, December 10). Prostate cancer now detectable using imaging-guided biopsy, UCLA study shows. Retrieved January 08, 2017, from http://newsroom.ucla.edu/releases/prostate-cancer-now-detectable-241575
12. Sklavos, M. M., Spracklen, C. N., Saftlas, A. F., & Pinto, L. A. (2014, February 23). Does Loop Electrosurgical Excision Procedure of the Uterine Cervix Affect Anti-Müllerian Hormone Levels? Retrieved January 08, 2017, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3953513/
13. Centers for Disease Control and Prevention - United States, 2013. (2016, November 24). Retrieved January 07, 2017, from https://www.cdc.gov/mmwr/volumes/65/ss/ss6512a1.htm
14. ASPS 2015 Plastic Surgery Statistics Report - American Society of Plastic Surgeons. (2015). Retrieved January 8, 2017, from https://d2wirczt3b6wjm.cloudfront.net/News/Statistics/2015/plastic-surgery-statistics-full-report-2015.pdf
15. Market Scope, Steady Growth in Cataract Surgical Procedures is Expected Over the Next 5 Years, July 27, 2017, https://market-scope.com/pressrelease/steady-growth-in-cataract-surgical-procedures-is-expected-over-the-next-5-years/

REFERENCES

16. Glaucoma Research Foundation. Glaucoma Facts and Stats. Retrieved February 9, 2017 from http://www.glaucoma.org/glaucoma/facts-statistics/glaucoma-facts-and-stats.php
17. Schott, Chris, J.P. Morgan, "'Eye' deally Positioned to Expand the Dry Eye Market . . ." August 14, 2017
18. Grover, D and Robin, A. Compliance and adherence in glaucoma management. Indian Journal of Ophthalmology 2011; 59: S93-S96
19. Fechtner, Robert, Glaucoma Today, Spring 2010. Adherence and Fixed Combination Agents, http://glaucomatoday.com/2010/04/adherence-and-fixed-combination-agents/
20. Kahook, Malik. Review of Ophthalmology. The Pros and Cons of Preservatives. April 15, 2015. https://www.reviewofophthalmology.com/article/the-pros-and-cons-of-preservatives
21. Nordmann, JP & Akesbi J. Improve adherence in glaucoma patients: a doctor's duty. June 2011. NCBI. https://www.ncbi.nlm.nih.gov/pubmed/21652110
22. PERSIST: Physician's Evaluation of Restasis Satisfaction in Second Trial of topical cyclosporine ophthalmic emulsion 0.05% for dry eye: a retrospective review; Mah, Francis et al. November 28, 2012 https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3514052/ Retrieved on October 31, 2017
23. Mhetre, Ashwini & Shinde, Ajay. Study of Intraocular Permeability Enhancement of Brimonidine Tartrate by Formulation in Its In Situ Thermoreversible Gel. Asian Journal of Pharmaceutics. October – December 2016

PRIMER ON COMPOUNDING SERVICES

- When a commercial drug isn't clinically appropriate, customized drugs can be compounded by highly trained pharmaceutical chemists

CHALLENGE: Down syndrome cataract surgery patient cannot administer eye drops

SOLUTION: Ophthalmologist prescribes and administers a compounded combination drug consisting of the medications in the eye drops that is made as an injectable

COMPOUNDED DRUGS FACTS:

- Used in nearly every hospital/ASC and many MD specialties and subspecialties
- Consist of bulk active drug ingredients made by FDA registered suppliers
- Strictly regulated by FDA (2013 Drug Quality & Security Act – the *DQSA*)
- The DQSA allows compounded drugs to be produced in two types of facilities:
  - *Pharmacies:* Requires an individual patient prescription (low volume)
  - *Outsourcing Facilities:* No patient prescription requirement (high volume)
- They are not FDA-approved with a label for use
- May be useful for small or large patient populations
- If novel, compounded drug formulations may be patented

PUBLISHED CLINICAL DATA

Tyson, S. L., et al. (2017, January). Clinical outcomes after injection of a compounded pharmaceutical for prophylaxis after cataract surgery: a large-scale review. Current Opinion in Ophthalmology.

No major intraoperative complications associated with the transzonular injection technique. There were no cases of postoperative endophthalmitis. Rates of infection and inflammation reported in this retrospective review of 1,541 cases from 922 patients receiving a transzonular injection of Tri-Moxi-Vanc for prophylaxis after cataract surgery appear similar to reported rates with alternative prophylactic therapies such as topical drops.[5]

Fisher, B. L., & Potvin, R, (2016, July 18). Transzonular vitreous injection vs a single drop compounded topical pharmaceutical regimen after cataract surgery. Current Pharmaceutical Design.

Review of the rationale for reducing topical therapy in cataract surgery prophylaxis, and what is known to date about the efficacy and safety of the Dropless® approach. Both groups expressed similar satisfaction with surgery, but patients who received Dropless® preferred the overall experience (P=0.01).[4]

Lindstrom, R.L., et al. (2017, February). Dropless Cataract Surgery: An Overview. Current Pharmaceutical Design.

Compliance issues are diminished with Dropless Therapy compared to standard post-surgery topical drop regimens. Cost savings to patients can range from $200 to $600 per cataract procedure. Staff time is reduced without patient, insurance and pharmacy callbacks about eye drop substitutions and confusion over topical regimens. A retrospective review of Dropless Therapy cases found no postoperative endophthalmitis. Post- surgery infection and inflammation rates were similar to reported rates with other alternative prophylactic therapies, such as topical drops.[6]

DRUG COMBINATION

WITHOUT SSP TECHNOLOGY®, LARGE IRREGULAR CLUMPS OF ACTIVE DRUGS PERSIST, NOT USABLE AS INJECTION OR EYE DROP



Triamcinolone
Moxifloxacin HCl
(15/1)mg/mL Sterile
(15/1)mg/mL Sterile

SSP TECHNOLOGY® ALLOWS FOR MIXING OF ACTIVE DRUGS INTO SUSPENSIONS FOR:

- CATARACT SURGERY
- REFRACTIVE SURGERY

imprimis
PHARMACEUTICALS

12264 EL CAMINO REAL, SUITE 350
SAN DIEGO, CA 92130
(858) 704-4040
IR@IMPRIMISPHARMA.COM
WWW.IMPRIMISRX.COM